Summary Prospectus Supplement	December 31, 2017

Putnam Capital Spectrum Fund
Summary Prospectus dated August 30, 2017

Effective December 31, 2017, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management
Investment advisor
Putnam Investment Management, LLC

Portfolio manager
David Glancy, Portfolio Manager, portfolio manager of the fund since 2009

Assistant portfolio manager
Jacquelyne Cavanaugh, Portfolio Manager, assistant portfolio manager of the fund since 2017

Sub-advisors
Putnam Investments Limited*
The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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